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                                                                   EXHIBIT 10.2

                               AMENDMENT NO. 1

                                      TO

                             FINANCING AGREEMENT

                     The CIT Group/Business Credit, Inc.

                             as Agent and Lender

                                     and

                        Congress Financial Corporation
                     General Electric Capital Corporation
                            Heller Financial, Inc.
                          Finova Capital Corporation
                                     and
                         Foothill Capital Corporation

                                  as Lenders

                                     and

                           Harvard Industries, Inc.,
                       The Kingston-Warren Corporation,
                           Harman Automotive, Inc.,
                          Hayes-Albion Corporation,
                            Doehler-Jarvis, Inc.,
                      Doehler-Jarvis, Greeneville, Inc.,
                       Doehler-Jarvis Pottstown, Inc.,
                      Doehler-Jarvis Technologies, Inc.,
                                     and
                         Doehler-Jarvis Toledo, Inc.

                                (as Borrowers)

                           Dated: December __, 1996
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                                                        DATED: December __, 1996


        AMENDMENT NO. 1 (the "Amendment"), by and among The CIT Group/Business Credit, Inc. ("CITBC"), Congress Financial Corporation, General Electric Capital Corporation, Heller Financial, Inc., Finova Capital Corporation and Foothill Capital Corporation (each a "Lender" and collectively the "Lenders"), CITBC as agent for the Lenders (the "Agent") and Harvard Industries, Inc., a Florida corporation (hereinafter "Harvard"), the Kingston-Warren Corporation, a New Hampshire corporation, Harman Automotive, Inc., a Michigan corporation, Hayes-Albion Corporation, a Michigan corporation and Doehler-Jarvis, Inc., a Delaware corporation, Doehler-Jarvis Greeneville, Inc., a Delaware corporation, Doehler-Jarvis Pottstown, Inc., a Delaware corporation, Doehler-Jarvis Technologies, Inc., a Delaware corporation, and Doehler-Jarvis Toledo, Inc., a Delaware corporation. Harvard and each of the entities subsequently identified above are referred to herein individually as a "Company" and collectively as the Companies.

                             W I T N E S S E T H

        WHEREAS, the Companies, the Lenders and the Agent are party to a Financing Agreement, dated October 4, 1996 (as such Agreement is amended hereby and as it may be futher amended, the "Financing Agreement" and capitalized terms defined in the Financing Agreement and not otherwise defined herein having the meanings provided therein); and

        WHEREAS, the Companies have requested that the Lenders amend Section 7, Paragraph 11 of the Financing Agreement so as to reduce the EBITDA required to be maintained by the Companies for various periods during the terms of the Financing Agreement; and

        WHEREAS, the Companies have requested that the lenders amend the Financing Agreement in certain other respects as provided herein; and

        WHEREAS, it is a condition precedent to the Lenders agreeing to amend the Financing Agreement as requested by the Companies the (i) the Availability Reserve be increased from $5,000,000 to $10,000,000 and (ii) that the parties hereto enter into this Amendment; and

        WHEREAS, as consideration for the Lenders agreeing to amend the Financing Agreement as so requested by the Companies, the Companies have agreed
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to pay an amendment fee of $100,000 (the "Amendment Fee") to the Agent for the
benefit of the Lenders; and

       WHEREAS, the Lenders have agreed with the Companies to amend the Financing Agreement upon the terms and subject to the conditions set forth herein;

       NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1. Amendments to the Financing Agreement. Upon the satisfaction of the conditions in Section 3 of this Amendment relating to the effectiveness of this Section 1, the Financing Agreement is hereby amended as follows:

       (a)    Section 1 is hereby amended by:

       (i) amending the definition of "AVAILABILITY" by deleting the word "Issuer" in clause (y) thereof and substituting in its place "Issuing Bank";

       (ii) deleting in its entirety the definition of "AVAILABILITY RESERVE" and substituting in its place the following new definition:

       "AVAILABILITY RESERVE" means, as to all of the Companies in the aggregate, at any date, $10,000,000 plus (i) such additional amounts as the Agent, in the exercise of its sole discretion exercised in a commercially reasonable manner, may from time to time establish against the Availability, and
(ii) such additional amounts as may be added thereto pursuant to Section 7, Paragraph 6(b)(ii) or Section 11, Paragraph 2 hereof.

       (iii)  deleting in its entirety the definition of "DISBURSEMENT ACCOUNT";

       (iv) adding, in the appropriate alphabetical order, the following defined term:

       "AGENT FEE LETTER" means the fee letter dated October 4, 1996 issued by the Agent to, and accepted by, the Companies."

       (b)    Section 3 is hereby amended by:


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       (i)    amending Paragraph 3 by deleting the reference to "Section 7,
Paragraph 8" in the penultimate sentence thereof and substituting in its place "Section 7, Paragraph 9";

       (ii) amending Paragraph 8 by inserting the word "Revolving" immediately before "Line of Credit" in clause (b) thereof.

       (c) Section 6, Paragraph 4 is hereby amended by deleting the "this Paragraph 6" in the clause (b) thereof and substituting in its place "this Paragraph 4".

       (d)    Section 7 is hereby amended by:

       (i) amending Paragraph (2)(dd) to delete the following language from the first sentence:

       "(including, without limitation, all Intellectual Property as defined in the Intellectual Property Security Agreement)";

       (ii) amending Paragraph 10 to insert, immediately after the word "Agent", the words "and the Required Lenders";

       (iii) deleting Paragraph 11 in its entirety and substituting in its place the following;

       "11.   Until termination of this Financing Agreement and payment and satisfaction in full of all Obligations hereunder, the Companies shall maintain EBITDA of not less than:

       1.     $1,000,000 for the Fiscal Quarter ending December 31, 1996;

       2.     $11,000,000 for the two Fiscal Quarters ending March 31, 1997;

       3.     $32,000,000 for the three Fiscal Quarters ending June 30, 1997;

       4.     $48,000,000 for the Fiscal Year ending September 30, 1997;

       5.     $70,000,000 for the Fiscal Year ending September 30, 1998; and

       6.     $75,000,000 thereafter."




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                (e)   Section 8, Paragraph 1 is hereby amended by inserting,
immediately after "Agent" in clause (a) of the first sentence thereof, the words "and/or the Lenders".

                (f) Section 12, Paragraph 4 is hereby amended by deleting the word "Each" at the beginning of the first sentence thereof and inserting in its place the phrase "Except for the limited purpose set forth in Paragraph 6 of this Section 12, each..."

                (g) Section 14, Paragraph 6 is hereby amended by inserting, immediately after "The Companies" in the first sentence thereof, the words ", the Agent and the Lenders".

                (h) Section 15, Paragraph 10 is hereby amended by inserting, immediately before "Line of Credit" in clause (c) of the first sentence thereof, the word "Revolving".

                SECTION 2. Representations and Warranties. Each of the Companies hereby represents and warrants as to itself and its Subsidiaries that
(a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action on the part of such Company and this Amendment constitutes a legal, valid and binding obligation of such Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), (b) no Default or Event of Default will result from this Amendment and (c) the representations and warranties of such Company contained in Section 7 of the Financing Agreement are true and correct as of the date hereof as though made on such date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties were correct on and as of such earlier date.

                SECTION 3.   Conditions to Effectiveness.  The amendments in
Section 1 of this Amendment shall become effective on the date (the "Effective Date") when counterparts hereof shall have been executed by the Required Lenders (provided that Section 1(h) of this Amendment shall become effective upon execution by all the Lenders), the Agent and the Companies, and the Agent shall have received:

                (a)  The Amendment Fee, for the benefit of the Lenders; and

                (b) A certificate of the secretary or an assistant secretary of each of the Companies, dated the Effective Date, in form and substance satisfactory to the



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Agent, certifying the names and true signatures of each officer of such Company who have been authorized to execute and deliver any document required to be executed and delivered hereunder by or on behalf of such Company.

                SECTION 4. Effect on the Financing Agreement. Except as amended hereby, the Financing Agreement and the other Documents shall remain in full force and effect.

                SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together constitute one and the same agreement.

                SECTION 6. Governing Law. The validity, interpretation and enforcement of this Amendment shall be governed by the law of the State of New York.

                SECTION 7. Headings. Section headings in this Amendment are included herein for the convenience of reference only and shall not constitute part of this Amendment for any other purpose.

                SECTION 8. References. References herein and in the Documents to the Financing Agreement are to the Financing Agreement as amended hereby.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above. This Amendment shall take effect as of the date set forth above after being accepted below by an officer of the Agent and the Lenders after which, the Agent shall forward to the Company a fully executed original for their files.

                                        Very truly yours,

                                        THE CIT GROUP/BUSINESS
                                        CREDIT, INC., as Agent and
                                        Lender

                                        By:/s/ Frank Grimaldi
                                           ----------------------------
                                           Vice President

                                        CONGRESS FINANCIAL
                                        CORPORATION, as Lender

                                        By:/s/ Kenneth Donahue
                                           ----------------------------
                                           Vice President

                                        GENERAL ELECTRIC
                                        CAPITAL CORPORATION, as
                                        Lender

                                        By:
                                           ----------------------------
                                           Title:

                                        HELLER FINANCIAL, INC., as
                                        Lender

                                        By:/s/ Tom Burkowski
                                           ----------------------------
                                           Vice President

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                                        FINOVA CAPITAL
                                        CORPORATION, AS LENDER


                                        By: /s/ Carlos Valles
                                           ----------------------------------
                                           Title:  Carlos Valles
                                                   Vice President





                                        FOOTHILL CAPITAL
                                        CORPORATION, AS LENDER


                                        By: /s/  Matt Simoneau
                                           ----------------------------------
                                           Title:  Assistant Vice President





Read and Agreed to:


HARVARD INDUSTRIES, INC.
THE KINGSTON-WARREN CORPORATION
HARMAN AUTOMOTIVE, INC.
HAYES-ALBION CORPORATION
DOEHLER-JARVIS, INC.
DOEHLER-JARVIS GREENVILLE, INC.
DOEHLER-JARVIS POTTSTOWN, INC.
DOEHLER-JAVIS TECHNOLOGIES, INC.
DOEHLER-JARVIS TOLEDO, INC.



By: /s/ Joseph J. Gagliardi
   -----------------------------------
   Title:  Vice President Finance
           Chief Finance Operations